SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: February 9, 2006

INTUITIVE SURGICAL, INC.
(exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

950 Kifer Road
Sunnyvale, California 94086
(Address of Principal executive offices, including zip code)

(408) 523-2100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Appointment of Principal Officer.

On February 9, 2006 Intuitive Surgical, Inc (the “Company”) announced the appointment of Dr. Gary Guthart, 40, as Chief Operating Officer effective February 7, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Press Release issued by Intuitive Surgical, Inc., dated February 9, 2006

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: February 9, 2006	By	/s/ LONNIE M. SMITH
Name: Lonnie M. Smith
Title: President and Chief Executive Officer

(3)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Intuitive Surgical, Inc., dated February 9, 2006

(4)